UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 3, 2004



                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                 0-26071                   06-1447017
(State or Other Jurisdiction    (Commission             (I.R.S. Employer
    of incorporation)           File Number)             Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit No.                Description
         --------------             ---------------

         99.1                       Press Release dated February 3, 2004

Item 12.     Results of Operations and Financial Condition.


On February 3, 2004, EDGAR Online, Inc. (the "Company") issued a press release describing its results of operations for the year ended December 31, 2003. On February 3, 2004, the Company held a conference call during which it discussed the results for the year ended December 31, 2003. The press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.


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




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 3, 2004       EDGAR ONLINE, INC.

                                /s/ Susan Strausberg
                                --------------------
                                Susan Strausberg
                                Chief Executive Officer and President


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                                 EXHIBIT INDEX
                                 -------------

 Exhibit No.          Description
-------------         -----------

   99.1               Press Release, dated February 3, 2004, of the Registrant




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